UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
March 10, 2009
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-4.1
EX-4.2
EX-5.1

Item 8.01. Other Events.
Dismissal of Attorney General Lawsuit
     On March 10, 2009, the San Francisco Superior Court dismissed the California Attorney General’s lawsuit filed in 2002 against PG&E Corporation and several of its present and former directors. The Attorney General alleged that the defendants had engaged in unfair or fraudulent business acts or practices in violation of Section 17200 of the California Business and Professions Code. Among other allegations, the Attorney General alleged that past transfers of funds from Pacific Gas and Electric Company (“Utility”) to PG&E Corporation during the period from 1997 through 2000 (primarily in the form of dividends and stock repurchases), and allegedly from PG&E Corporation to other affiliates of PG&E Corporation, violated various conditions established by the California Public Utilities Commission. Following a neutral evaluation of the Attorney General’s claims by a former California Supreme Court justice, the Attorney General and the defendants jointly requested that the complaint be dismissed. The dismissal is with prejudice, meaning that the Attorney General cannot re-file the complaint. A similar lawsuit filed in 2002 by the City and County of San Francisco against PG&E Corporation remains pending in San Francisco Superior Court. (More information about these matters is included in PG&E Corporation’s and Pacific Gas and Electric Company’s joint Annual Report on Form 10-K for the year ended December 31, 2008 that has been filed with the Securities and Exchange Commission.)
Issuance of 5.75% Senior Notes Due April 1, 2014
     On March 12, 2009, PG&E Corporation completed the sale of $350,000,000 aggregate principal amount of its 5.75% Senior Notes due April 1, 2014. For further information concerning the notes, refer to the exhibits attached to this report.
Item 9.01. Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 9, 2009 in connection with the offering of $350,000,000 aggregate principal amount of PG&E Corporation’s 5.75% Senior Notes due April 1, 2014. (1)

4.1	Senior Note Indenture, dated as of March 12, 2009.

4.2	First Supplemental Indenture, dated as of March 12, 2009 relating to the issuance of $350,000,000 aggregate principal amount of PG&E Corporation’s 5.75% Senior Notes due April 1, 2014.

4.3	Specimen of 5.75% Senior Note due April 1, 2014 (included as Exhibit A to First Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

(1)	Certain schedules have been omitted from this exhibit. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
	By:	/s/ Linda Y. H. Cheng
Linda Y.H. Cheng
Dated: March 12, 2009		Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
	By:	/s/ Linda Y.H. Cheng
Linda Y.H. Cheng
Dated: March 12, 2009		Vice President, Corporate Governance and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 9, 2009 in connection with the offering of $350,000,000 aggregate principal amount of PG&E Corporation’s 5.75% Senior Notes due April 1, 2014. (1)

4.1	Senior Note Indenture, dated as of March 12, 2009.

4.2	First Supplemental Indenture, dated as of March 12, 2009 relating to the issuance of $350,000,000 aggregate principal amount of PG&E Corporation’s 5.75% Senior Notes due April 1, 2014.

4.3	Specimen of 5.75% Senior Note due April 1, 2014 (included as Exhibit A to First Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

(1)	Certain schedules have been omitted from this exhibit. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules upon request by the Commission.